SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 7, 2010

STRASBAUGH
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23576 (Commission File Number)	777-0057484 (IRS Employer Identification No.)

825 Buckley Road, San Luis Obispo, CA	93401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(805) 541-6424

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2010, Tom Walsh voluntarily resigned from the Board of Directors of Strasbaugh (the “Company”) effective as of July 7, 2010.  To the knowledge of the executive officers of the Company, Mr. Walsh’s resignation from the Board of Directors was not because of any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRASBAUGH

Date: July 9, 2010	By:	/s/ Richard Nance
Richard Nance, Chief Financial Officer